UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2012

RESOURCES CONNECTION, INC.

Delaware (State or other jurisdiction	0-32113 (Commission	33-0832424 (IRS Employer
of incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 430-6400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2012, the Board of Directors of Resources Connection, Inc. (the “Company”) approved a second amendment and restatement of the Company’s bylaws (the “Bylaws”). In addition to updating the bylaws to reflect changes to the Delaware General Corporation Law and other miscellaneous changes clarifying existing provisions and capturing advancements in technology, the following changes were made:

Article III, Section 6 of the Bylaws, as amended, clarifies certain matters applicable to the right of stockholders to call a special meeting of stockholders.

Article III, Section 7 of the Bylaws, as amended, revises the advance notice provision for stockholder proposals and nominations to expand the informational requirements and to clarify certain other requirements applicable to stockholders submitting notice of any director nominations or other business.

Article V, Section 29 of the Bylaws, as amended, revises the officer provisions to more closely conform to existing officer positions and responsibilities and deletes the section allowing loans to officers.

A copy of the Company’s Second Amended and Restated Bylaws is filed as Exhibit 3.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 26, 2012, the Board of Directors of the Company declared a regular quarterly dividend of $.06 per share on the Company’s common stock.  The dividend is payable on September 20, 2012, to stockholders of record at the close of business on August 23, 2012.  The Company’s board of directors will assess and approve future dividends quarterly.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

Exhibit 3.2	Second Amended and Restated Bylaws of Resources Connection, Inc.

Exhibit 99.1	Press Release entitled, “Resources Global Professionals Announces 20% Increase in Quarterly Dividend and Dividend Payment Date” issued July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: July 31, 2012
By: /s/ Donald B. Murray

Donald B. Murray
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Second Amended and Restated Bylaws of Resources Connection, Inc.

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces 20% Increase in Quarterly Dividend and Dividend Payment date,” issued July 31, 2012

ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals, the operating subsidiary of Resources Connection, Inc. (NASDAQ: RECN), is a multinational professional services firm that helps business leaders execute internal initiatives. Partnering with business leaders, we drive internal change across all parts of a global enterprise – accounting, finance, risk management and internal audit, corporate advisory, strategic communications and restructuring, information management, human capital, supply chain management, healthcare solutions, actuarial and legal and regulatory services.

Resources Global was founded in 1996 within a Big Four accounting firm. Today, we are a publicly traded company with over 3,000 professionals, annually serving over 1,900 clients around the world from 80 practice offices.

Headquartered in Irvine, California, Resources Global has served 86 of the Fortune 100 companies.

The Company is listed on the NASDAQ Global Select Market, the exchange’s highest tier by listing standards. More information about Resources Global is available at  http://www.resourcesglobal.com .